Comerica Incorporated

Fourth Quarter 2013 Financial Review
January 17, 2014

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; the implementation of Comerica's strategies and business models; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2012 and "Item 1A. Risk Factors" beginning on page 68 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Financial Summary

	4Q13	3Q13	2013	2012
Diluted income per common share[1]	$0.77	$0.78	$3.00	$2.67
Net interest income	$430	$412	$1,672	$1,728
Loan accretion	23	8	49	71
Provision for credit losses	9	8	46	79
Noninterest income	204	214	826	818
Noninterest expenses	429	417	1,678	1,757
Restructuring expenses	--	--	--	35
Net income	145	147	569	521
Total average loans	$44,054	$44,094	$44,412	$43,306
Total average deposits	52,769	51,865	51,711	49,533
Tier 1 common capital ratio[3]	10.60%[2]	10.72%		
Basel III Tier 1 common capital ratio[3,4]	10.3%	10.4%		
Average diluted shares (millions)	*186*	*187*		

$ in millions, except per share data • [1]Calculated using net income attributable to common shares • [2]Estimated • [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures • [4]Estimated ratios based on the standardized approach in the final rule and excluding most elements of accumulated other comprehensive income (AOCI)

Comerica Bank

3

Full-Year 2013 Results

	FY13	From FY12 Chg $	Chg %
Total average loans	44,412	$1,106	3%
Commercial loans	27,971	1,747	7
Total average deposits	51,711	2,178	4
Noninterest-bearing deposits	22,379	1,375	7
Net interest income	1,672	(56)	(3)
Loan accretion	49	(22)	(31)
Provision for credit losses	46	(33)	(42)
Net loan charge-offs	73	(97)	(57)
Noninterest income	826	8	1
Customer-driven fee income	763	13	2
Noninterest expenses	1,678	(79)	(4)
Net income	569	48	9
Shares repurchased[1]	7.4MM shares or $287MM		

Key Performance Drivers

- Net income up $48MM or 9% from 2012
- Average loans up 3%, driven by National Dealer, general Middle Market and Energy
- Average deposits up 4%, growth across all markets
- Customer-driven fees up 2%, driven by Fiduciary and Card fees
- Noninterest expenses down 4%, driven by absence of restructuring charges, lower litigation-related expenses and continued tight expense control

EPS of $3.00 up 12% from 2012

$ in millions • Full-year 2013 compared to full-year 2012 • [1]Shares repurchased under the share repurchase program

Comerica Bank

4

Fourth Quarter 2013 Results

	4Q13	Change From 3Q13	Change From 4Q12
Total average loans	44,054	(40)	(65)
Commercial loans	27,683	(76)	221
Total average deposits	52,769	904	1,487
Noninterest-bearing deposits	23,532	1,153	774
Net interest income	430	18	6
Loan accretion	23	15	10
Provision for credit losses	9	1	(7)
Net loan charge-offs	13	(6)	(24)
Noninterest income	204	(10)	--
Customer-driven fee income	190	(5)	(1)
Noninterest expenses	429	12	2
Net income	145	(2)	15
Shares repurchased[1]	1.7MM shares or $72MM		

Key Performance Drivers

- Period-end loan growth across almost all businesses
- Net interest income growth due to better than expected accretion from purchased credit-impaired loans
- Customer-driven fees impacted by strong 3Q13, slower economic activity and regulatory headwinds
- Noninterest expenses impacted by deferred compensation expense (offset in noninterest income) and favorable outcome of litigation in 3Q13

Period-end Loans up $1.3B or 3%

$ in millions • 4Q13 compared to 3Q13 • [1]Shares repurchased under the share repurchase program

Comerica Bank
5

Focus on Growth in California and Texas
Maintain Leadership Position in Michigan



Loan Balances
9.4
10.0
10.1
+4%
2011
2012
2013
Deposit Balances
9.7
9.8
10.8
+6%
2011
2012
2013
Loan Balances
12.0
13.9
14.9
+12%
2011
2012
2013
Deposit Balances
13.7
15.2
14.6
+4%
2011
2012
2013
Loan Balances
13.8
13.6
13.5
-1%
2011
2012
2013
Deposit Balances
19.0
20.1
20.5
+4%
2011
2012
2013

$ in billions • Period-end balances • Growth percentage is shown as the compound annual growth rate

Comerica Bank
6

Loan Demand Improves Throughout 4Q134Q13 Period-end Loans Increase 3% over 3Q13 44.1 44.6 44.9 44.1 44.1 44.2 45.5 3.60 3.54 3.47 3.44 3.58 4Q12 1Q13 2Q13 3Q13 4Q13 3Q13 4Q13 Loan Yields 7 Chart: $ in billions ● 4Q13 compared to 3Q13 ● 1Average utilization of commercial commitments as a percentage of total commercial commitments at period end Total Loans Average Balances Period-end  Period-end commercial loans increased $918 million  Period-end construction loans increased $210 million and commercial mortgages stable  Commitments grew $716MM to $53.7B, with increases in nearly all businesses1  Line utilization of 46.9%, up from 45.6%1  Loan pipeline remains strong  Loan yields benefited from higher accretion (+14 bps) and greater interest collected on nonaccrual loans (+4 bps) Fourth Quarter LoansPositive Trends in Almost All Businesses 8 Charts: $ in billions. Average balances ● 4Q13 compared to 3Q13 ● 1MBA Origination Volumes $ in billions. Source: Mortgage Bankers Association Mortgage Finance Forecast as of 12/20/13 1.9 1.7 1.3 1.5 1.9 2.3 2.3 2.5 2.8 3.1 2.9 3.2 3.8 3.6 3.1 3.4 3.8 4.3 4.3 4.6 4.9 5.1 4.9 5.3 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Floor Plan National Dealer Services4Q Trend In-Line with Seasonality Mortgage Banker Finance14Q Trend Reflects Falling Refinance Volumes 0.6 0.6 1.0 1.5 1.5 1.5 2.0 2.1 1.7 1.8 1.6 1.1 200 300 400 500 600 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 MBA MortgageOrigination Volumes Period-end loans increased $1.3B, or 3%+$690MM National Dealer Services+$221MM Commercial Real Estate+$153MM International+$130MM Technology & Life Sciences+$103MM US Banking- $147MM Mortgage Banker Finance Average loans stable at $44.1B +$353MM National Dealer Services+$101MM Technology & Life Sciences- $496MM Mortgage Banker Finance

Deposit Growth Continued
Deposit Costs Declined Modestly


Strong Deposit Base
Deposit Rates
51.3
50.7
51.4
51.9
52.8
52.9
53.3
0.22
0.21
0.19
0.18
0.17
4Q12 1Q13 2Q13 3Q13 4Q13
Average Balances
3Q13 4Q13
Period-end

Total average deposits increased $904MM, or 2%

- Noninterest-bearing deposits increased $1.2B, or 5%, reflecting increases in most business lines and all primary markets
- Interest-bearing deposits declined $249MM
- Deposit rates declined due to maturities of higher yielding CDs

Loan to Deposit Ratio[1] of 85%

Chart: $ in billions • 4Q13 compared to 3Q13 • [1]At 12/31/13

Comerica Bank

9

Securities Portfolio
Primarily Highly Liquid, Highly Rated Mortgage-Backed Securities


Securities Portfolio
MBS
Other
MBS Yield
10.3
10.0
9.8
9.4
9.4
9.5
9.3
9.9
9.6
9.4
9.0
9.0
9.1
8.9
2.29
2.25
2.22
2.41
2.46
4Q12 1Q13 2Q13 3Q13 4Q13
Average Balances
3Q13 4Q13
Period-end

Total average MBS portfolio stable at of $9.0B[1]

- Duration of 4.2 years[2]
  - Duration extends to 4.8 years under a 200 bps instantaneous rate increase[2]
- Net unrealized pre-tax loss of $97MM
- Net unamortized premium of $66MM
- Slower prepayment speeds, including a retrospective adjustment to premium amortization similar to 3Q13, added $1MM or 5 bps to the yield
- Expect prepayments of $300MM-$400MM for 1Q14[3]
- Currently investing prepayments from MBS portfolio into Level 1 high quality liquid assets (HQLA), such as GNMA securities

At 12/31/13 • Chart: $ in billions • [1]4Q13 compared to 3Q13 • [2]Estimated as of 12/31/13 • [3]Outlook as of 1/17/14.
Prepayments include both scheduled principal amortization and mortgage prepayments

Comerica Bank

10

Net Interest Income Increased
Higher than Expected Accretion on Purchased Impaired Loans


Net Interest Income
Accretion
NIM
424
13
411
416
11
405
414
7
407
412
8
404
430
23
407
2.87
2.88
2.83
2.79
2.86
4Q12
1Q13
2Q13
3Q13
4Q13

Net interest income and rate NIM:		
$412MM	3Q13	2.79%
+ 15MM	Loan accretion	+0.10
+ 5MM	Interest on non-accrual loans	+0.03
- 4MM	Loan portfolio dynamics: -Decline in avg. LIBOR -Shifts in portfolio mix	-0.03
+ 1MM	Securities portfolio dynamics: -Slower MBS prepayment speeds	+0.01
+ 1MM	Lower funding costs	+0.01
--	Excess liquidity	-0.05
$430MM	4Q13	2.86%

FY14 Expected Accretion[1] of $10MM - $20MM

Chart: $ in millions • Table: 4Q13 compared to 3Q13 • [1]Outlook as of 1/17/14

Comerica Bank

11

Continued Strong Credit Quality
Provision for Credit Losses Stable


Net Loan Charge-offs[1]
37
24
17
19
13
4Q12
1Q13
2Q13
3Q13
4Q13


Criticized Loans[2] Trend Downward[1]
2,776
2,894
2,695
2,461
2,260
4Q12
1Q13
2Q13
3Q13
4Q13


Allowance Coverage Ratio for LTM of Net Loan Charge-offs[3]
370%
414%
507%
623%
819%
4Q12
1Q13
2Q13
3Q13
4Q13


Allowance to NPL Coverage[1]
Nonperforming Loans
Allowance for Loan Losses
629
617
613
604
598
541
515
471
459
374
4Q12
1Q13
2Q13
3Q13
4Q13

[1]$ in millions • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful and Loss loan classifications• [3]Quarterly allowance for loan losses as divided by the last twelve months (LTM) of net loan charge-offs

Comerica Bank

12

Noninterest IncomeImpacted By Strong 3Q13 and Slower Economic Activity 13 Total Noninterest Income Chart: $ in millions ● 4Q13 compared to 3Q13 ● 1Customer-driven fee income includes service charges on deposit accounts, fiduciary income, commercial lending fees, letter of credit fees, card fees, foreign exchange income, brokerage fees and customer-driven components of other noninterest income 191 185 191 195 190 13 15 17 19 14 204 200 208 214 204 4Q12 1Q13 2Q13 3Q13 4Q13 Noncustomer-DrivenCustomer-Driven Customer-driven fee income: + $2MM Fiduciary Income - $2MM Letter of Credit Fees - $1MM Card Fees - $1MM Customer Derivatives - $1MM Investment Banking Noncustomer-driven fee income: + $6MM Deferred Comp (offset in expenses)- $6MM Warrant Income (from high 3Q level) - $3MM Bank Owned Life Insurance (from high 3Q level)- $1MM Incentive from Third Party Credit Card Processor (from high 3Q level) 1 750 763 68 63 818 826 2012 2013 Continued Tight Expense Control Noninterest Expense 425 412 413 417 423 427 416 416 417 429 4Q12 1Q13 2Q13 3Q13 4Q13 Deferred Compensation Noninterest expenses: +$9MM Salaries & Benefits:+ $6MM Deferred Comp (offset in noninterest income)+ $3MM Staff insurance (from low 3Q level)+ $5MM Favorable outcome in litigation in 3Q13• Incentive compensation remained at 3Q13 level due to continued favorable performance relative to peers Chart: $ in millions ● 4Q13 compared to 3Q13 14 1,757 1,678 2012 2013

Continued Strong Shareholder PayoutDriven By Capital Strength 15 1,125 2,884 2,928 3,117 2,090 1,910 1,714 1,710 $29 $31 $31 $30 $34 $38 $42 $42 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 Share Repurchases Per Quarter Shares Repurchased2 Weighted Average Purchase Price $33 $88 $90 $93 $71 $72 $72 $72 Total $375 million2012 Capital Plan 2013 Capital Plan To Date  2013 Capital Plan target1:• Up to $288MM share repurchase over four quarters (2Q13 through 1Q14)• 2Q13 - 4Q13: 5.3MM shares repurchased ($216MM)  FY13: 7.4MM share repurchased ($287MM) Total Repurchase ($ in millions) Shareholder Payout 47% 79% 73% 19% 21% 22% FY11 FY12 FY13 Shares Repurchased Dividend 1Outlook as of 1/17/14 ● 2Shares in thousands. Shares repurchased under share repurchase program Management 2014 Outlook1 16 FY 2014 Compared to FY 2013 Average loans Continued growth consistent with 2013• Mortgage Banker stable from 4Q level • Commercial Real Estate trends improving• Continued focus on pricing and structure discipline Net interest income Modestly Lower• Decline in purchase accounting accretion (FY13 $49MM vs. FY14 expect $10-$20MM)• Continued pressure from low rate environment, partly offset by loan growth Provision Stable• Net charge-offs similar to 2013• Loan growth offset by continued decline in nonperforming loans Noninterest income Stable• Continued growth in customer-driven fee income, particularly fiduciary andcard fees Noninterest expenses Lower• More than 50% reduction in pension expense (FY13 $86MM)• Increases in merit, healthcare, and regulatory costs mostly offset by continued expense disciplineIncome taxes ≈ 28% of pre-tax income 1Outlook as of 1/17/14 Assuming Continuation of Slow Growing Economy & Low Rate Environment

Appendix

Comerica Bank

Loans by Business and Market

By Line of Business	4Q13	3Q13	4Q12
Middle Market			
General	$13.3	$13.2	$13.2
Energy	2.8	2.9	2.9
National Dealer Services	5.3	4.9	4.6
Entertainment	0.6	0.6	0.6
Tech. & Life Sciences	2.1	2.0	1.9
Environmental Services	0.8	0.8	0.7
Total Middle Market	$24.8	$24.4	$23.9
Corporate Banking			
US Banking	2.6	2.7	2.8
International	1.8	1.7	1.8
Mortgage Banker Finance	1.1	1.6	2.1
Commercial Real Estate	3.8	3.8	3.7
BUSINESS BANK	**$34.1**	**$34.2**	**$34.3**
Small Business	3.6	3.6	3.5
Retail Banking	1.7	1.7	1.8
RETAIL BANK	**$5.3**	**$5.3**	**$5.3**
Private Banking	4.7	4.6	4.5
WEALTH MANAGEMENT	**$4.7**	**$4.6**	**$4.5**
TOTAL	**$44.1**	**$44.1**	**$44.1**

By Market	4Q13	3Q13	4Q12
Michigan	$13.4	$13.3	$13.4
California	14.4	14.0	13.3
Texas	9.8	9.9	9.8
Other Markets	6.5	6.9	7.6
TOTAL	**$44.1**	**$44.1**	**$44.1**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

18

Deposits by Business and Market

By Line of Business	4Q13	3Q13	4Q12
Middle Market			
General	$13.9	$14.0	$14.6
Energy	0.6	0.5	0.5
National Dealer Services	0.2	0.2	0.2
Entertainment	0.2	0.1	0.1
Tech. & Life Sciences	5.2	5.1	5.2
Environmental Services	0.2	0.2	0.1
Total Middle Market	$20.3	$20.1	$20.7
Corporate Banking			
US Banking	2.8	2.4	2.1
International	1.8	1.8	1.6
Mortgage Banker Finance	0.6	0.6	0.6
Commercial Real Estate	1.5	1.4	1.1
BUSINESS BANK	**$27.0**	**$26.3**	**$26.1**
Small Business	2.8	2.7	2.7
Retail Banking	18.6	18.6	18.2
RETAIL BANK	**$21.4**	**$21.3**	**$20.9**
Private Banking	3.9	3.8	3.8
WEALTH MANAGEMENT	**$3.9**	**$3.8**	**$3.8**
Finance/ Other	0.5	0.5	0.5
TOTAL	**$52.8**	**$51.9**	**$51.3**

By Market	4Q13	3Q13	4Q12
Michigan	$20.6	$20.5	$20.0
California	15.2	14.6	15.5
Texas	10.5	10.3	9.8
Other Markets	6.0	6.0	5.5
Finance/ Other	0.5	0.5	0.5
TOTAL	**$52.8**	**$51.9**	**$51.3**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

19

General Middle Market

- Represents largest segment at 30% of total average loans
- Strong pipeline
- Average tenure of a relationship manager is 9 years


Average Loans
16.5
15.9
15.0
14.2
13.6
13.4
13.0
13.0
13.0
13.2
13.1
13.0
13.0
13.1
13.1
13.2
13.4
13.5
13.2
13.3
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13


Average Loans by Market[1]
Other Markets $0.3B 2%
Michigan $6.7B 51%
Texas $2.3B 17%
California $4.0B 30%


Average Deposits
8.9
8.9
9.2
9.6
9.8
10.6
10.9
11.4
11.2
11.2
12.1
12.7
13.5
13.5
14.1
14.6
14.1
13.8
14.0
13.9
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13

At 12/31/13 • Charts: $ in billions • [1]4Q13 average balance

Comerica Bank

20

National Dealer Services 21 Toyota/Lexus16% Honda/Acura 16% Ford 10% GM 9% Chrysler 9% Mercedes 3%Nissan/ Infiniti 7% Other European 10% Other Asian 11% Other29%  65+ years of Floor Plan lending, with over 20 years on a national basis  Top tier strategy  Focus on “Mega Dealer” (five or more dealerships in group)  Excellent credit quality  Robust monitoring of company inventory and performance Geographic DispersionCalifornia 61% Texas 8%Michigan 18% Other 13% 3.5 3.5 3.5 4.3 5.0 5.6 2009 2010 2011 2012 2013 4Q13 Loan Balances3 Average Period End 1Franchise distribution based on 12/31/13 period-end (PE) outstandings ● 2Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) ● 3$ in billions Franchise Distribution1 Mortgage Banker Finance  40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships Average Deposits 198 2 80 319 254 3 60 4 81 523 551 637 513 372 399 44 1 454 49 7 62 5 645 665 643 566 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 563 6 57 504 56 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 Average Loans Charts: $ in millions 22

Natural Gas Oil Mixed Midstream15% Service14% Energy 23 Average Loans Average Deposits  30+ years’ experience through the cycles  Focus on middle market companies  Excellent credit quality  Deep relationships with significant ancillary noncredit products Exploration & Production 71% Charts: $ in millions ● 1Based on 4Q13 period-end loans outstanding 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 2,75 2 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 67 71 84 107 152 233 430 444 50 1 493 492 865 686 567 533 512 411 48 8 529 60 8 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 Diverse Customer Base1 Technology and Life Sciences  20+ year history  Products and services tailored to meet the needs of emerging companies throughout their lifecycle  Strong relationships with top-tier investors  National business headquartered in Palo Alto, CA, operating from 13 offices in the U.S. and Toronto  Top notch relationship managers with extensive industry expertise Average Loans Average Deposits 1,71 6 1,52 1 1,37 1 1,28 0 1,09 8 1,14 7 1,12 0 1,16 2 1,19 3 1,21 7 1,34 6 1,51 7 1,64 3 1,65 9 1,83 1 1,88 6 2,00 8 1,91 3 2,02 4 2,12 5 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 2,64 9 2,72 7 2,85 6 3,19 8 3,26 9 3,42 4 3,34 5 3,49 8 3,73 0 4,11 6 4,23 1 4,44 0 4,70 3 5,06 5 5,20 8 5,16 6 5,02 6 4,99 6 5,05 1 5,17 6 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 At 12/31/13 ● Charts: $ in millions 24

25 6,84 3 6,65 2 6,36 5 6,04 5 5,74 4 5,37 4 5,09 6 4,75 4 4,42 8 4,03 4 4,43 6 4,57 7 4,36 5 4,30 5 3,92 4 3,72 7 3,69 3 3,79 1 3,75 2 3,74 1 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 Commercial MortgagesReal Estate ConstructionCommercial & Other  160+ years experience with focus on well-established developers, primarily in our footprint  Provide construction and mini-perm mortgage financing  Real Estate Construction average loans up for the past 5 quarters 4,444 4,753 4,796 4,926 5,238 4Q12 1Q13 2Q13 3Q13 4Q13 +18% At 12/31/13 ● Charts: $ in millions ● 1Includes CRE line of business loans not secured by real estate ● 2Based on period-end commitments Average Loans Commitments2 Commercial Real Estate Line of Business 1 Shared National Credit Relationships 26  Approximately 860 borrowers  Strategy: Pursue full relationships with ancillary business  Comerica is agent for approximately 16%  Adhere to same credit underwriting standards as rest of loan book  Credit quality mirrors total portfolio Commercial Real Estate$0.6B 6% Corporate $2.6B 28% General$2.1B 22% National Dealer $0.4B 4% Energy$2.6B 28% Entertainment$0.2B 3% Tech. & Life Sciences$0.3B 3% Environmental Services $0.4B 4% Mortgage Banker$0.2B 2% December 31, 2013: $9.4B Period-end outstandings as of 12/31/13 ● Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level. = Total Middle Market (64%)

Nonperforming Assets

December 31, 2013 Nonaccrual Loans $350MM



Commercial Real Estate $79MM
Private Banking $29MM
Corporate $2MM
Small Business $76MM
Middle Market $80MM
Other $84MM

Nonperforming Assets of $383MM, a $95MM decrease, included:

- Nonaccrual loans down $87MM
- Foreclosed Property down to $9MM

Troubled Debt Restructurings (TDRs) of $181MM, included:

- $57MM Performing Restructured
- $24MM Reduced Rate
- $100MM Nonaccrual TDR

Nonperforming Assets



Nonperforming Assets as a Percentage of Total Loans + ORE
587
555
500
478
383
1.27
1.23
1.10
1.08
0.84
4Q12
1Q13
2Q13
3Q13
4Q13

Charts: $ in millions • 4Q13 compared to 3Q13

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Efficiency Ratio and ROA Goals

Efficiency Ratio



59%
66%
69%
67%
72%
69%
67%
20 year average: 59%
Long-Term Goal:
Below 60%
2007
2008
2009
2010
2011
2012
2013

Return on Average Assets (ROA)



1.17%
20 year average: 1.18%
0.33%
0.03%
0.50%
0.69%
0.83%
0.89%
Long-Term Goal:
Above 1.30%
2007
2008
2009
2010
2011
2012
2013

Goal as of 1/17/14

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Holding Company Debt Ratings

	Senior Unsecured/Long-Term Issuer Rating	**S&P**	**Moody's**	**Fitch**
Peer Banks	BB&T	A-	A2	A+
	BOK Financial	A-	A2	A
	Comerica	**A-**	**A3**	**A**
	M&T Bank	A-	A3	A-
	KeyCorp	BBB+	Baa1	A-
	Fifth Third	BBB+	Baa1	A
	SunTrust	BBB	Baa1	BBB+
	Huntington	BBB	Baa1	A-
	Regions Financial	BBB-	Ba1	BBB-
	Zions Bancorporation	BBB-	Ba1	BBB-
	First Horizon National Corp	BB+	Baa3	BBB-
	Synovus Financial Corp	BB-	B1	BB
Large Banks	Wells Fargo & Company	A+	A2	AA-
	U.S. Bancorp	A+	A1	AA-
	JP Morgan	A	A3	A+
	PNC Financial Services Group	A-	A3	A+
	Bank of America	A-	Baa2	A

As of 1/8/14 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12
Tier 1 and Tier 1 common capital[1,2]	6,924	6,862	6,800	6,748	6,705
Risk-weighted assets[1,2]	65,301	64,027	65,220	65,099	66,115
Tier 1 and Tier 1 common capital ratio[2]	***10.60%***	***10.72%***	***10.43%***	***10.37%***	***10.14%***
Total shareholders' equity	$7,181	$6,969	$6,911	$6,988	$6,942
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	17	18	20	21	22
Tangible common equity	$6,529	$6,316	$6,256	$6,332	$6,285
Total assets	$65,210	$64,670	$62,947	$64,885	$65,069
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	17	18	20	21	22
Tangible assets	$64,558	$64,017	$62,292	$64,229	$64,412
Tangible common equity ratio	***10.11%***	***9.87%***	***10.04%***	***9.86%***	***9.76%***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

[2]December 31, 2013 Tier 1 Capital and Risk-Weighted assets are estimated.

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Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12
Tier 1 common capital[2]	$6,924	$6,862	$6,800	$6,748	$6,705
Basel III adjustments[3]	(6)	(4)	--	(1)	(39)
Basel III Tier 1 common capital[3]	$6,918	$6,858	$6,800	$6,747	$6,666
Risk-weighted assets[1,2]	$65,301	$64,027	$65,220	$65,099	$66,115
Basel III adjustments[3]	1,735	1,726	2,091	1,996	1,854
Basel III risk-weighted assets[3]	$67,036	$65,753	$67,311	$67,095	$67,969
Tier 1 common capital ratio[2]	10.6%	10.7%	10.4%	10.4%	10.1%
Basel III Tier 1 common capital ratio[3]	10.3%	10.4%	10.1%	10.1%	9.8%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]December 31, 2013 Tier 1 Capital and Risk-Weighted assets are estimated.

[3]Estimated ratios based on the standardized approach in the final rule for the U.S. adoption of the Basel III regulatory capital framework and excluding most elements of AOCI.

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Comerica Bank